UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/06/2010

CNB BANCORP INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-50729

Virginia	54-2059214
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

11407 Windsor Blvd.
Windsor, VA 23487
(Address of principal executive offices, including zip code)

(757) 242-4422
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders

CNB Bancorp, Inc. (the Company) held its Annual Meeting of Shareholders on May 6, 2010 (the Annual Meeting). At the Annual Meeting, the shareholders of the Company elected four directors to serve a three year term, expiring in 2013. The voting results are as follows:
                                                  Number of         Number of              Number of
               Name                                 Votes For        Votes Against         Broker Non-votes
                Judy D. Brown                          756,436           56,812               -
                Oliver D. Creekmore                   764,483           48,765                -
                Harold F. Demsko                   800,273           12,975                -
                William E. Goodwin                   779,836           33,412                -

        In addition, the following directors continue in office until the annual meeting of shareholders in the year indicated:

               Name                        Year
               Allen E. Brown                2011
                Brenton D. Burgess        2011
                Anna M. Nash                2011
                Marcia C. Patterson        2011
                Gerald D. Schiemberg        2011
                Susan W. O'Connell        2011
                Lester A. Younkins        2011
                Dorothy L. Dalton        2012
                Tommy J. Duncan                2012
                Jeffrey H. Noblin        2012
                Michael G. Smith        2012
                Robert E. Spencer, Jr.        2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNB BANCORP INC.

Date: May 12, 2010	By:	/s/ Elizabeth Beale
Elizabeth Beale
EVP & CFO

CNB BANCORP INC.

Date: May 12, 2010	By:	/s/ Elizabeth Beale
Elizabeth Beale
EVP & CFO